Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.
As part of its overall rebranding initiative, the Company has renamed most of it’s legal entities.  The below list includes both the old and new legal entity names.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Harsco Metals Argentina S.A.	MultiServ Argentina S.A.	Argentina	100%
Harsco (Australia) Pty. Limited	No change	Australia	100%
Harsco Rail Pty. Ltd.	Harsco Track Technologies Pty. Ltd.	Australia	100%
Harsco Metals Australia Pty. Ltd.	MultiServ Australasia Pty. Ltd.	Australia	70%
Harsco Metals Holdings Pty. Ltd.	MultiServ Holdings Pty. Limited	Australia	55%
Harsco Metals NSW Pty. Ltd	MultiServ NSW Pty. Limited	Australia	55%
Harsco Metals South East	MultiServ South East Asia Pty. Ltd.	Australia	100%
Harsco Metals Victoria Pty. Ltd.	MultiServ Victoria Pty. Ltd.	Australia	70%
Harsco Infrastructure Australia Pty. Ltd.	SGB Raffia Pty. Ltd.	Australia	100%
Harsco Infrastructure Austria GmbH	Hünnebeck Austria Schalungstechnik GmbH	Austria	100%
Harsco Metals AluServ Middle East W.L.L.	AluServ Middle East W.L.L.	Bahrain	65%
Harsco Metals Belgium S.A.	La Louviere Logistique S.A.	Belgium	100%
Harsco Belgium S.P.R.L.	MultiServ Sprl	Belgium	100%
Harsco Infrastructure Belgium S.P.R.L.	SGB Belgium NV	Belgium	100%
Harsco Emirates Partnership	No change	Belgium	65%
Harsco (Bermuda) Limited	No change	Bermuda	100%
Harsco Minerals Limitada	Excell Minerais e Fertilzantes Ltda.	Brazil	100%
Harsco Metais Limitada	MultiServ Limitada	Brazil	100%
Harsco do Brasil Limitada	Sobremetal - Recuperacao de Metais Ltda.	Brazil	100%
ESCO Interamerica Limited	No change	British Virgin Islands	100%
ESCO Trademarks and Intellectual Property Ltd.	No change	British Virgin Islands	100%
Harsco Minerals Canada Corporation	3230907 Nova Scotia Company	Canada	100%
Harsco Canada Corporation	No change	Canada	100%
Harsco Canada General Partner Limited	No change	Canada	100%
Harsco Canada Limited Partnership	No change	Canada	100%
Harsco Nova Scotia Holding Corporation	No change	Canada	100%
Harsco Infrastructure Guernsey Ltd.	Guernsey Plant Hire Ltd.	Channel Islands-Guernsey	100%
Harsco Infrastructure Channel Islands Ltd.	SGB (Channel Islands) Ltd.	Channel Islands-Jersey	100%
Harsco Infrastructure Chile Ltda.	Inversiones Hünnebeck (Chile) LTDA	Chile	100%
Harsco Metals Chile S.A.	MultiServ Chile S.A.	Chile	100%
Harsco Metals China Ltd.	MultiServ Tang Shan Iron & Steel Service Corp. Ltd.	China	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Harsco Metals Zhejiang Iron & Steel Service Corp. Ltd.	MultiServ Zhejiang Iron & Steel Service Corp. Ltd.	China	80%
ESCO Columbia Ltd. (Sucursal Columbia)	No change	Columbia	100%
ESCO Costa Rica S.A.	No change	Costa Rica	100%
General Corporate Services S.A.	No change	Costa Rica	100%
Harsco Metals Czech s.r.o.	Czech Slag - Nova Hut s.r.o.	Czech Republic	65%
Harsco Metals CZ s.r.o.	MultiServ Cz s.r.o.	Czech Republic	100%
Harsco Metals spol s.r.o.	MultiServ spol. s.r.o.	Czech Republic	100%
Harsco Infrastructure CZ s.r.o.	SGB Hünnebeck Cz s.r.o.	Czech Republic	100%
Heckett Bahna Co. For Industrial Operations S.A.E.	No change	Egypt	65%
Heckett MultiServ Bahna S.A.E.	No Change	Egypt	65%
Harsco Infrastructure Egypt for Scaffolding and Formwork S.A.E.	SGB Egypt for Scaffolding and Formwork S.A.E.	Egypt	98.85%
Slag Processing Company Egypt (SLAR) S.A.E.	No change	Egypt	60%
Harsco Metals Egypt L.L.C.	No change	Egypt	100%
ESCO de El Salvador S.A. de C.V.	No change	El Salvador	100%
Ginebra S.A. de C.V.	No change	El Salvador	100%
Excell Materials Finland OY	No change	Finland	100%
MultiServ Oy	No change	Finland	100%
Harsco Metals BC Nord S.A.S.	BC Nord S.A.S.	France	100%
Harsco Metals Evulca Sud S.A.S.	Evulca S.A.S.	France	100%
Harsco Minerals France S.A.S.	Excell Minerals France	France	100%
Floyequip S.A.	No change	France	100%
Harsco France SAS	No change	France	100%
Hünnebeck France S.A.S.	No change	France	100%
Harsco Metals France S.A.S.U.	MultiServ France S.A.S.U.	France	100%
Harsco Metals Industries S.A.S.	MultiServ Industries S.A.S.	France	100%
Harsco Metals Logistique et Specialises S.A.S.	MultiServ Logistique et Services Specialises S.A.S.	France	100%
Harsco Metals Mill Services France S.A.S.	MultiServ S.A.S.	France	100%
Harsco Metals Sud S.A.S.	MultiServ Sud S.A.	France	100%
PyroServ SARL	No change	France	100%
Harsco Infrastructure France S.A.S.	SGB S.A.S.	France	100%
Harsco Metals Solomat Industries S.A.S.	Solomat Industries S.A.S.U.	France	100%
Harsco Minerals Deutschland GmbH	Entsorgungsdienste & Metalischiackentechnologie Deutschland GmbH	Germany	100%
Harsco GmbH	No change	Germany	100%
Harsco Infrastructure Deutshcland GmbH	Hünnebeck GmbH	Germany	100%
Harsco Infrastructure Industrial Services GmbH	SGB Cleton GmbH	Germany	100%
Harsco Infrastructure Services GmbH	Hünnebeck Group GmbH	Germany	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Harsco (Gibraltar) Holding Limited	No change	Gibraltar	100%
Alexandros International Ltd	No change	Greece	100%
Harsco Metals Guatemala S.A.	MultiServ Guatemala S.A.	Guatemala	100%
Equipos ESCO Guatemala S.A.	No change	Guatemala	100%
Harsco Infrastructure Hong Kong Ltd.	SGB Asia Pacific Ltd.	Hong Kong	100%
Harsco China Holding Company Limited	No change	Hong Kong	100%
Harsco Infrastructure Hungaria K.f.t.	Hünnebeck Hungaria Kft.	Hungary	100%
Harsco India Private Ltd.	No change	India	100%
Harsco India Services Private Ltd.	No change	India	100%
Harsco Infrastructure Eventlink Ireland Ltd.	SGB Eventlink (Ireland) Ltd.	Ireland	100%
Harsco Infrastructure Ireland Limited	SGB Scafform Limited	Ireland	100%
Harsco Infrastructure Italia S.p.A.	Hünnebeck Italia S.p.A.	Italy	100%
Harsco Metals Illserv S.r.L.	IlServ SrL	Italy	65%
Harsco Metals Italia S.r.L.	MultiServ Italia SrL	Italy	100%
Harsco Infrastructure Latvija S.I.A.	SGB Baltics S.I.A.	Latvia	100%
Harsco Luxembourg SARL	No change	Luxembourg	100%
Harsco Metals Luxequip S.A.	Luxequip Holding S.A.	Luxembourg	100%
Harsco Metals Luxembourg S.A.	MultiServ S.A.	Luxembourg	100%
Harsco Metals Kemaman Sdn. Bhd.	Heckett MultiServ Kemaman SDN BHD	Malaysia	100%
Harsco Infrastructure Malaysia Sdn. Bhd.	SGB Asia Pacific (M) Sdn Bhd.	Malaysia	100%
Harsco Infrastructure Mexico S.A. de C.V.	Andamios Patentados, S.A. de C.V.	Mexico	100%
Electroforjados Nacionales, S.A. de C.V.	No change	Mexico	100%
Irving, S.A. de C.V.	No change	Mexico	100%
Harsco Metals de Mexico S.A. de C.V.	MultiServ Metals de Mexico, S.A. de C.V.	Mexico	100%
ESCO Equipos y Alquileres de Mexico S.A. de C.V.	No change	Mexico	100%
ESCO Equipos y Alquileres de Nortamerica S.A. de C.V.	No change	Mexico	100%
Harsco Metals Transport B.V.	MultiServ Transport, BV	Netherlands	100%
Harsco Minerals Europe B.V.	Excell Materials Europe BV	Netherlands	100%
Gasserv (Netherlands) I BV	No change	Netherlands	100%
Gasserv (Netherlands) II BV	No change	Netherlands	100%
Gasserv (Netherlands) VI BV	No change	Netherlands	100%
Gasserv (Netherlands) VII BV	No change	Netherlands	100%
Harrie Scholten B.V.	No change	Netherlands	100%
Harsco Investments Europe BV	No change	Netherlands	100%
Harsco International Finance BV	No change	Netherlands	100%
Harsco Europa B.V.	No change	Netherlands	100%
Harsco Finance B.V.	No change	Netherlands	100%
Harsco Nederland Slag BV	No change	Netherlands	100%
Harsco (Mexico) Holdings BV	No change	Netherlands	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Harsco (Peru) Holdings BV	No change	Netherlands	100%
Heckett MultiServ China B.V.	No change	Netherlands	100%
Heckett MultiServ Far East B.V.	No change	Netherlands	100%
Harsco Metals (Holland) B.V.	MultiServ (Holland) B.V.	Netherlands	100%
MultiServ Finance	No change	Netherlands	100%
MultiServ International B.V.	No change	Netherlands	100%
Harsco Metals Ostellijk Staal International B.V.	Oostellijk Staal International BV	Netherlands	100%
Harsco Infrastructure Construction Services B.V.	SGB Holland BV	Netherlands	100%
Harsco Infrastructure Industrial Services B.V.	SGB Cleton B.V.	Netherlands	100%
Harsco Infrastructure Logistic Services B.V.	SGB Logistic Services B.V.	Netherlands	100%
Harsco Infrastructure B.V.	SGB North Europe B.V.	Netherlands	100%
Slag Reductie (Pacific) B.V.	No change	Netherlands	100%
Slag Reductie Nederland B.V.	No change	Netherlands	100%
Stalen Steigers Holland B.V.	No change	Netherlands	100%
Harsco Metals SteelServ Limited	SteelServ Limited	New Zealand	50%
ESCO Nicaragua S.A.	No change	Nicaragua	100%
Harsco Infrastructure Norge A.S.	Hünnebeck Norge AS	Norway	100%
Harsco Metals Norway A.S.	MultiServ A.S.	Norway	100%
Harsco Infrastructure Panama S.A.	Patent Panama SA	Panama	100%
ESCO Panama S.A.	No change	Panama	100%
Al Macenes Osorio	No change	Panama	100%
Financo S.A.	No change	Panama	100%
Representaciones Arcal S.A.	No change	Panama	100%
Harsco Infrastructura Peru S.A.	Hünnebeck Peru S.A.	Peru	100%
Harsco Metals Peru S.A.	MultiServ Peru SA	Peru	100%
Harsco Metals Polska SP Z.O.O.	Alexander Mill Services International SP ZOO	Poland	100%
Harsco Infrastructure Polska SP Z.O.O.	Hünnebeck Polska Sp zoo	Poland	100%
Harsco Metals Portugal CTS Prestacao de Servicos Tecnicos e Aluguer de Equipamentos Ltda.	Companhia de Tratamento de Sucatas, Limitada	Portugal	100%
Harsco Infrastructure Portugal Ltda.	Trenci-Engenharia Tecnicas Racuionalizades de Construcao Civil Lda.	Portugal	100%
ESCO Equipment Rentals Corporation	No change	Puerto Rico	100%
Harsco Al Darwish United L.L.C.	SGB Al Darwish United WLL	Qatar	49%
Harsco Metals Romania S.R.I.	AMSI Romania SRI	Romania	100%
Harsco Infrastructure Romania S.R.I.	Baviera SRL	Romania	100%
O.O.O. Harsco Infrastructure RUS	Hünnebeck Russia OOO	Russia	100%
Harsco Metals Saudi Arabia Ltd.	Heckett MultiServ Saudi Arabia Limited	Saudi Arabia	55%
Harsco Baroom Ltd.	No change	Saudi Arabia	50%
Harsco Metals Srbija D.O.O.	MultiServ Smederevo D.O.O.	Serbia	100%
Harsco Infrastructure Singapore Pte. Ltd.	SGB Asia Pacific (S) Pte. Ltd	Singapore	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Harsco Metals Slovensko s.r.o.	MultiServ Slovensko s.r.o.	Slovak Republic	100%
Harsco Infrastructure Slovensko s.r.o.	SGB Slovensko s.r.o.	Slovak Republic	100%
Harsco Infrastructure South Africa (Pty.) Ltd.	Hünnebeck South Africa Pty Ltd	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	MultiServ South Africa (Pty.) Limited	South Africa	100%
MultiServ Technologies (South Africa)	No change	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	Recmix of South Africa (Pty) Ltd	South Africa	100%
Harsco Metals SRH Mill Services (Pty.) Ltd.	SRH Mill Services (Pty.) Ltd.	South Africa	100%
Harsco Metals SteelServ (Pty.) Ltd.	SteelServ (Pty.) Ltd.	South Africa	100%
Heckett MultiServ (FS) (Pty.) Ltd.	No change	South Africa	100%
Harsco Metals Gesmafesa S.A.	Gestion Materias Ferricas, S.A.	Spain	100%
Harsco Metals Iberica S.A.	MultiServ Iberica S.A.	Spain	100%
Harsco Metals Intermetal S.A.	MultiServ Intermetal S.A.	Spain	100%
Harsco Metals Lycrete S.A.	MultiServ Lycrete S.A.	Spain	100%
Harsco Metals Reclamet S.A.	MultiServ Reclamet, S.A.	Spain	100%
Harsco Metals Serviequipo S.A.	Serviequipo S.A.	Spain	100%
Harsco Minerals Americas Ltd.	Excell Americas Holdings, Ltd	St. Kitts & Nevis	100%
Harsco Minerals Africa Ltd.	Excell Africa Holdings Ltd	St. Kitts & Nevis	100%
Harsco Infrastructure Sverige A.B.	Hünnebeck Sverige A.B.	Sweden	100%
Montanus Industriforvaltning A.B.	No change	Sweden	100%
Harsco Metals Sweden A.B.	MultiServ A.B.	Sweden	100%
SGB Stalliningar A.B.	No change	Sweden	100%
Harsco Metals Thailand Company Ltd.	MultiServ (Thailand) Company Limited	Thailand	100%
ESCO (West Indies) Ltd.	No change	Trinidad & Tobago	100%
Faber Prest Limited	No change	U.K.	100%
Fourninezero Ltd.	No change	U.K.	100%
Harsco (U.K.) Ltd.	No change	U.K.	100%
MultiServ (U.K.) Ltd	No change	U.K.	100%
Harsco Investment Ltd.	No change	U.K.	100%
Harsco Leatherhead Limited	No change	U.K.	100%
Harsco Mole Valley Limited	No change	U.K.	100%
MultiServ Investment Limited	No change	U.K.	100%
Harsco Surrey Holdings Limited	No change	U.K.	100%
Harsco (UK) Group Ltd	No change	U.K.	100%
Harsco (UK) Holdings Ltd	No change	U.K.	100%
Harsco Metals 373 Limited	Heckett Limited	U.K.	100%
Harsco Metals Holdings Limited	MultiServ Holding Limited	U.K.	100%
Harsco Metals Group Limited	MultiServ Group Ltd.	U.K.	100%
Harsco Rail Limited	Harsco Track Technologies Ltd.	U.K.	100%
Harsco Metals 385 Limited	MultiServ plc	U.K.	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

New Name	Old Name	Country of Incorporation	Ownership Percentage

SGB Buckley Inc.	No change	U.K.	100%
Harsco Infrastructure Holding L.L.C	SGB Excelsio UA JV LTD	U.K.	100%
Harsco Infrastructure Group Ltd.	SGB Group Ltd.	U.K.	100%
SGB Investments Ltd.	No change	U.K.	100%
Harsco Infrastructure Middle East Ltd.	SGB Middle East Limited	U.K.	100%
Harsco Infrastructure Services Ltd.	SGB Services Ltd.	U.K.	100%
Short Bros (Plant) Ltd.	No change	U.K.	100%
Harsco Metals 392 Limited	Slag Reduction Overseas Limited	U.K.	100%
Harsco Fairerways Ltd. Partnership	No change	U.K.	100%
Harsco Higherlands Ltd. Partnership	No change	U.K.	100%
Harsco Fairestways Ltd. Partnership	No change	U.K.	100%
Harsco Highestlands Ltd. Partnerships	No change	U.K.	100%
Harsco Fairways Partnership	No change	U.K.	100%
Harsco Highlands Partnership	No change	U.K.	100%
Harsco (York Place) Partnership	No change	U.K.	100%
Harsco Metals ARI L.L.C.	Ashland Recovery Inc.	U.S.A.	100%
Harsco Metals BRI L.L.C.	Braddock Recovery Inc.	U.S.A.	100%
Harsco Metals ECR L.L.C.	ECR Inc.	U.S.A.	100%
Harsco Minerals Technologies L.L.C.	Excell Technologies, Inc.	U.S.A.	100%
Harsco Metals GLRS L.L.C.	Great Lakes Recovery Systems Inc.	U.S.A.	100%
Harsco Metals VB L.L.C.	MultiServ U.S. L.L.C.	U.S.A.	100%
Harsco Defense Holding, Inc.	No change	U.S.A.	100%
Harsco Engineering LLC	No change	U.S.A.	100%
Harsco Engineering, Inc.	No change	U.S.A.	100%
Harsco Holdings, Inc.	No change	U.S.A.	100%
Harsco Minnesota Corporation	No change	U.S.A.	100%
Harsco Minnesota Finance, Inc.	No change	U.S.A.	100%
Harsco Technologies Corporation	No change	U.S.A.	100%
Harsco Metals General Corp.	MultiServ General Corp.	U.S.A.	100%
Harsco Metals Holding L.L.C.	MultiServ LLC	U.S.A.	100%
Harsco Metals Intermetal L.L.C.	MultiServ Intermetal LLC	U.S.A.	100%
Harsco Metals Investment L.L.C.	MultiServ Investment LLC	U.S.A.	100%
Harsco Metals Operations Ltd.	MultiServ Operations Ltd.	U.S.A.	100%
Harsco Minerals Briquetting L.L.C.	National Briquette Corporation	U.S.A.	100%
Harsco Minerals KY L.L.C.	Recmix of KY, Inc.	U.S.A.	100%
Harsco Minerals PA L.L.C.	Recmix of PA, Inc.	U.S.A.	100%
Harsco Infrastructure Holdings, Inc.	SGB Holdings Inc.	U.S.A.	100%
Harsco Metals SRI L.L.C.	Slag Reduction Investment LLC	U.S.A.	100%
Harsco Metals Ukraine L.L.C.	MultiServ Ukraine LLC	Ukraine	100%
Harsco Infrastructure Ukraine L.L.C.	SGB (Ukraine) LLC	Ukraine	100%
Harsco Infrastructure Emirates L.L.C.	Hünnebeck Emirates LLC	United Arab Emirates	49%
Harsco Infrastructure Quebeisi L.L.C.	Quebeisi SGB LLC	United Arab Emirates	49%
Harsco Infrastructure Middle East FZE	Hünnebeck Middle East FZE	United Arab Emirates	100%

Exhibit 21

HARSCO CORPORATION
Subsidiaries of the Registrant.

Companies in which Harsco Corporation does not exert management control are not consolidated.  These companies are listed below as unconsolidated entities.

New Name	Old Name	Country of Incorporation	Ownership Percentage

Granufos S.A.	No change	France	50%
Phooltas Harsco Rail Solutions Private Limited	Phooltas Tamper Private Limited	India	40%
p.t. Purna Baja Heckett	No change	Indonesia	40%